Putnam New Jersey Tax Exempt Income Fund
The fund's portfolio
2/29/20 (Unaudited)
Key to holding's abbreviations
AGM — Assured Guaranty Municipal Corporation
AMBAC — AMBAC Indemnity Corporation
BAM — Build America Mutual
G.O. Bonds — General Obligation Bonds
G.O. Notes — General Obligation Notes
NATL — National Public Finance Guarantee Corporation
VRDN — Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 1.15% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (101.5%)(a)
	Rating(RAT)	Principal amount	Value
Alaska (1.1%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
5.00%, 10/1/33	A+/F	$500,000	$632,655
5.00%, 10/1/32	A+/F	1,000,000	1,268,260

			1,900,915
California (0.4%)
San Bernardino, Cmnty. College Dist. G.O. Bonds, Ser. B, 4.00%, 8/1/33	Aa1	550,000	663,861

			663,861
Delaware (0.6%)
DE River & Bay Auth. Rev. Bonds, Ser. A, 5.00%, 1/1/42	A1	1,000,000	1,095,940

			1,095,940
Guam (0.5%)
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	785,000	947,432

			947,432
Indiana (1.5%)
Whiting, Env. Fac. Mandatory Put Bonds (6/5/26), (BP Products North America, Inc.), Ser. A, 5.00%, 12/1/44	A1	2,250,000	2,754,225

			2,754,225
New Jersey (86.7%)
Atlantic City, G.O. Bonds, (Tax Appeal)
Ser. A, BAM, 5.00%, 3/1/42	Baa1	1,000,000	1,197,090
Ser. B, AGM, 5.00%, 3/1/37	AA	1,000,000	1,209,770
Bayonne, G.O. Bonds, (Qualified Gen. Impt.), BAM, 5.00%, 7/1/39	AA	700,000	834,617
Camden Cnty., Impt. Auth. Hlth. Care Rev. Bonds, (Cooper Hlth. Syst. Oblig. Group), 5.00%, 2/15/35	Baa1	250,000	283,910
Essex Cnty., G.O. Bonds, 1.50%, 9/8/20	MIG1	5,000,000	5,017,000
Essex Cnty., Impt. Auth. Rev. Bonds, NATL, 5.50%, 10/1/30	Aaa	1,290,000	1,867,469
Garden State Preservation Trust Rev. Bonds
(Open Space & Farmland 2005), Ser. A, AGM, 5.75%, 11/1/28	AA	2,000,000	2,561,820
Ser. B, AGM, zero %, 11/1/24	AA	6,000,000	5,673,900
Hillsborough Twp., School Dist. G.O. Bonds, AGM, 5.375%, 10/1/21	AA	1,720,000	1,837,493
Hudson Cnty., Impt. Auth. Rev. Bonds, (Local Unit Loan Program), Ser. C-1, 2.50%, 9/18/20	SP-1+	1,850,000	1,866,132
Hudson Cnty., Impt. Auth. Solid Waste Rev. Bonds, 4.00%, 1/1/35	AA	800,000	949,440
Lyndhurst Twp., G.O. Bonds, 1.875%, 9/10/20	AA+/P	1,300,000	1,305,772
Monmouth Cnty., Impt. Auth. Rev. Bonds, Ser. B
4.00%, 12/1/37	Aaa	1,500,000	1,869,225
4.00%, 7/15/34	Aaa	1,250,000	1,470,613
NJ Inst. of Tech. Rev. Bonds, Ser. A, 5.00%, 7/1/32 (Prerefunded 7/1/22)	A1	870,000	954,521
NJ State Econ. Dev. Auth. Rev. Bonds
(Ashland School, Inc.), 6.00%, 10/1/33	BBB	995,000	1,146,648
(Paterson Charter School Science & Tech.), Ser. A, 6.00%, 7/1/32	BB-	800,000	855,024
Ser. WW, 5.25%, 6/15/32	Baa1	1,000,000	1,180,800
(Continental Airlines, Inc.), 5.25%, 9/15/29	BB	300,000	330,150
(North Star Academy Charter School of Newark, Inc.), 5.00%, 7/15/47	BBB-	1,000,000	1,167,630
(Cranes Mill), 5.00%, 1/1/39	BBB+/F	1,250,000	1,473,550
(Provident Group-Kean Properties), Ser. A, 5.00%, 7/1/37	BBB-	250,000	288,125
(Provident Group-Montclair State U. Student Hsg. & Properties), 5.00%, 6/1/37	AA	1,750,000	2,127,720
Ser. AAA, 5.00%, 6/15/36	Baa1	550,000	657,465
Ser. DDD, 5.00%, 6/15/35	Baa1	1,800,000	2,177,280
(Provident Group-Rowan Properties, LLC), Ser. A, 5.00%, 1/1/35	Baa3	750,000	833,993
(Seeing Eye, Inc. (The)), 5.00%, 6/1/32	A	1,250,000	1,571,900
(NYNJ Link Borrower, LLC), AGM, 5.00%, 1/1/31	AA	1,150,000	1,296,947
(Biomedical Research Fac.), Ser. A, 5.00%, 7/15/30	Baa1	1,000,000	1,196,200
(United Methodist Homes), Ser. A, 5.00%, 7/1/29	BBB-/F	500,000	549,660
Ser. B, 5.00%, 11/1/26	Baa1	3,000,000	3,685,950
5.00%, 6/15/26	Baa1	2,000,000	2,150,600
(School Facs. Construction), Ser. NN, 5.00%, 3/1/25	Baa1	3,000,000	3,332,220
(Middlesex Wtr. Co., Inc.), Ser. A, 5.00%, 10/1/23	A+	1,500,000	1,711,395
Ser. MMM, 4.00%, 6/15/36	Baa1	1,500,000	1,757,430
Ser. MMM, 4.00%, 6/15/35	Baa1	1,000,000	1,174,570
NJ State Econ. Dev. Auth. Energy Fac. Rev. Bonds, (UMM Energy Partners, LLC), Ser. A, 4.75%, 6/15/32	Baa2	1,000,000	1,066,590
NJ State Econ. Dev. Auth. School Rev. Bonds, (Foundation Academy Charter School), Ser. A
5.00%, 7/1/50	BBB-	1,000,000	1,165,280
5.00%, 7/1/38	BBB-	300,000	355,971
NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds, (Port Newark Container Term., LLC), 5.00%, 10/1/37	Ba1	1,750,000	2,096,500
NJ State Econ. Dev. Auth. Wtr. Fac. Mandatory Put Bonds (12/3/29), (American Wtr. Co., Inc.), Ser. B, 2.05%, 10/1/39	A1	1,250,000	1,305,075
NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.), Ser. B, 5.60%, 11/1/34	A1	500,000	503,375
(NJ American Wtr. Co.), Ser. D, 4.875%, 11/1/29	A1	700,000	715,379
(Middlesex Water, Co.), 4.00%, 8/1/59	A+	1,000,000	1,128,270
NJ State Edl. Fac. Auth. Rev. Bonds
(Ramapo College of NJ), Ser. B, 5.00%, 7/1/37	A2	820,000	885,026
(Rider U.), Ser. A, 5.00%, 7/1/37	Baa2	500,000	521,350
(Stevens Inst. of Tech.), Ser. A, 5.00%, 7/1/35	BBB+	1,200,000	1,505,052
(Montclair State U.), Ser. B, 5.00%, 7/1/34	A2	500,000	609,675
(Princeton U.), Ser. B, 5.00%, 7/1/34	Aaa	2,000,000	2,572,180
(College of NJ (The)), Ser. G, 5.00%, 7/1/30	A2	1,000,000	1,184,780
(College of NJ (The)), Ser. F, 5.00%, 7/1/29	A2	500,000	611,430
(William Paterson U.), Ser. E, BAM, 5.00%, 7/1/23	AA	1,000,000	1,127,390
Ser. A, 4.00%, 7/1/50(FWC)	BBB+	3,000,000	3,550,740
NJ State Higher Ed. Assistance Auth. Rev. Bonds, (Student Loan), Ser. 1A, 5.00%, 12/1/22	Aaa	2,500,000	2,765,000
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Peter's U. Hosp.), 5.75%, 7/1/37	Ba1	1,500,000	1,505,415
(U. Hosp. of NJ), Ser. A, AGM, 5.00%, 7/1/46	AA	500,000	576,005
(Hunterdon Med. Ctr.), 5.00%, 7/1/45	A-	1,000,000	1,133,820
(Barnabas Hlth. Oblig. Group), 5.00%, 7/1/44	AA-	1,000,000	1,161,000
(Barnabas Hlth. Oblig. Group), 5.00%, 7/1/43	AA-	2,000,000	2,456,800
(Inspira Hlth. Oblig. Group), Ser. A, 5.00%, 7/1/42	A2	1,000,000	1,220,380
(St. Joseph's Healthcare Syst. Oblig. Group), 5.00%, 7/1/41	Baa3	2,015,000	2,352,089
(Princeton HealthCare Syst.), Ser. A, 5.00%, 7/1/39	AA	1,000,000	1,229,950
(Robert Wood Johnson U. Hosp.), Ser. A, 5.00%, 7/1/39	AA-	1,000,000	1,167,910
(Hackensack Meridian Hlth.), Ser. A, 5.00%, 7/1/35	AA-	800,000	998,304
(St. Lukes Warren Hosp.), 5.00%, 8/15/31	A3	1,000,000	1,110,420
(AHS Hosp. Corp.), Ser. A, 5.00%, 7/1/27	Aa3	25,000	25,084
(Holy Name Med. Ctr.), 5.00%, 7/1/25	Baa2	1,000,000	1,012,620
(RWJBarnabas Hlth. Oblig. Group), Ser. A, 4.00%, 7/1/43	AA-	500,000	567,545
(AHS Hosp. Corp.), 4.00%, 7/1/41	Aa3	1,000,000	1,140,940
(Valley Hlth. Syst. Obligated Group), 4.00%, 7/1/38	A	1,000,000	1,196,290
(Valley Hlth. Syst. Obligated Group), 4.00%, 7/1/36	A	1,000,000	1,203,760
NJ State Hlth. Care Fac. Fin. Auth. VRDN
(AHS Hosp. Corp.), Ser. B, 1.14%, 7/1/36	VMIG 1	2,500,000	2,500,000
(Compensation Program), Ser. A-4, 0.98%, 7/1/27	VMIG 1	780,000	780,000
(Virtua Hlth.), Ser. C, 0.80%, 7/1/43	A-1	1,665,000	1,665,000
NJ State Hsg. & Mtge. Fin. Agcy. Rev. Bonds
(Single Family Hsg.), Ser. A, 4.50%, 10/1/48	AA	1,320,000	1,483,852
Ser. A, 4.20%, 11/1/32	AA-	945,000	979,682
NJ State Tpk. Auth. Mandatory Put Bonds (11/1/21), Ser. C-5, 1.618%, 1/1/28	A+	600,000	600,648
NJ State Tpk. Auth. Rev. Bonds
Ser. A, 5.00%, 1/1/48	A+	1,000,000	1,263,750
Ser. B, 5.00%, 1/1/40	A+	1,000,000	1,260,220
Ser. G, 5.00%, 1/1/37	A+	500,000	634,695
Ser. A, 5.00%, 1/1/35	A+	1,000,000	1,215,080
Ser. E, 5.00%, 1/1/34	A+	1,250,000	1,484,638
Ser. A, 5.00%, 1/1/33	A+	1,000,000	1,160,580
Ser. E, 5.00%, 1/1/33	A+	200,000	255,790
Ser. A, 5.00%, 1/1/24 (Prerefunded 7/1/22)	A+	80,000	87,870
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Program), Ser. AA, 5.25%, 6/15/41	Baa1	2,000,000	2,324,780
(Trans. Syst.), Ser. B, 5.25%, 6/15/36	Baa1	1,000,000	1,050,560
(Trans. Program), Ser. AA, 5.25%, 6/15/32	Baa1	2,000,000	2,361,600
(Trans. Syst.), Ser. D, 5.25%, 12/15/23	Baa1	2,000,000	2,302,540
(Trans. Syst.), Ser. A, 5.25%, 12/15/22	Baa1	1,000,000	1,111,980
Ser. A, 5.00%, 12/15/35	Baa1	1,000,000	1,249,720
Ser. A, 5.00%, 12/15/34	Baa1	730,000	914,274
Ser. A, 5.00%, 12/15/33	Baa1	500,000	627,340
(Federal Hwy. Reimbursement Notes), 5.00%, 6/15/30	A+	705,000	846,007
(Federal Hwy. Reimbursement Notes), 5.00%, 6/15/28	A+	960,000	1,159,027
Ser. A, 4.00%, 12/15/39	Baa1	1,000,000	1,158,850
(Trans. Syst.), Ser. A, zero %, 12/15/33	Baa1	2,500,000	1,776,175
(Trans. Syst.), Ser. C, AMBAC, zero %, 12/15/24	Baa1	2,400,000	2,234,184
North Bergen Twp., Muni. Util. Auth. Swr. Rev. Bonds, NATL
zero %, 12/15/27	Aa2	1,005,000	894,430
zero %, 12/15/26	Aa2	1,000,000	910,380
North Hudson, Swr. Auth. Rev. Bonds, Ser. A
5.00%, 6/1/42 (Prerefunded 6/1/22)	A+	1,885,000	2,061,625
5.00%, 6/1/42 (Prerefunded 6/1/22)	AAA/P	115,000	125,910
Rutgers State U. Rev. Bonds
Ser. M, 5.00%, 5/1/34	Aa3	1,000,000	1,217,370
Ser. Q, 5.00%, 5/1/29	Aa3	500,000	661,480
Ser. Q, 5.00%, 5/1/28	Aa3	700,000	907,984
Somerset Cnty., G.O. Notes, 3.00%, 9/11/20	SP-1+	2,000,000	2,022,680
South Jersey, Trans. Auth. Syst. Rev. Bonds, Ser. A, AGM, 5.00%, 11/1/29	AA	1,355,000	1,790,199
Sussex Cnty., Muni. Util. Auth. Rev. Bonds, (Waste Wtr. Facs.), Ser. B, AGM, zero %, 12/1/30	AA+	1,500,000	1,255,440
Tobacco Settlement Fin. Corp. Rev. Bonds
Ser. B, 5.00%, 6/1/46	BB+	1,000,000	1,178,650
Ser. A, 5.00%, 6/1/35	A-	1,500,000	1,882,635
Union Cnty., Util. Auth. Resource Recvy. Fac. Lease Rev. Bonds, (Covanta Union), Ser. A, 5.25%, 12/1/31	AA+	1,500,000	1,608,630

			154,297,679
New York (7.8%)
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds, Ser. A, 5.00%, 11/15/51	A2	2,000,000	2,127,420
Port Auth. of NY & NJ Rev. Bonds
Ser. 93, 6.125%, 6/1/94	Aa3	5,000,000	6,047,245
Ser. 189, 5.00%, 5/1/45	Aa3	1,000,000	1,191,770
Ser. 194, 5.00%, 10/15/41	Aa3	1,000,000	1,213,250
Ser. 207, 5.00%, 9/15/31	Aa3	550,000	704,732
Ser. 207, 5.00%, 9/15/30	Aa3	1,150,000	1,479,510
Port Auth. of NY & NJ Special Oblig. Rev. Bonds, (John F. Kennedy Intl. Air Term.), 6.00%, 12/1/42	Baa1	1,000,000	1,037,970

			13,801,897
Pennsylvania (2.3%)
Delaware River Port Auth. PA & NJ Rev. Bonds, Ser. A
5.00%, 1/1/39	A1	750,000	964,958
5.00%, 1/1/38	A1	750,000	967,988
Delaware River, Joint Toll Bridge Comm. Rev. Bonds, Ser. A, 5.00%, 7/1/44	A1	500,000	641,600
PA State Econ. Dev. Fin. Auth. Solid Waste Disp. Mandatory Put Bonds (5/1/20), (Waste Management, Inc.), 1.12%, 8/1/45	A-	1,500,000	1,500,315

			4,074,861
Puerto Rico (0.6%)
Cmnwlth. of PR, G.O. Bonds, (Pub. Impt.), Ser. A, NATL, 5.50%, 7/1/20	Baa2	1,000,000	1,010,270

			1,010,270

Total municipal bonds and notes (cost $163,911,582)			$180,547,080

SHORT-TERM INVESTMENTS (0.4%)(a)
		Principal amount/ shares	Value
Putnam Short Term Investment Fund 1.74%(AFF)	Shares	733,229	$733,229
U.S. Treasury Bills 1.547%, 6/4/20(SEG)		$33,000	32,892
U.S. Treasury Bills 1.543%, 7/16/20(SEG)		14,000	13,938

Total short-term investments (cost $780,017)			$780,059
TOTAL INVESTMENTS

Total investments (cost $164,691,599)			$181,327,139

FUTURES CONTRACTS OUTSTANDING at 2/29/20 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Bond Ultra 30 yr (Short)	5	$1,037,500	$1,037,500	Jun-20	$(23,644)

Unrealized appreciation					—

Unrealized (depreciation)					(23,644)

Total					$(23,644)

	OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/29/20 (Unaudited)
	Swap counterparty/ notional amount	Value		Upfront premium received (paid)	Termi- nation date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	Citibank, N.A.
	$3,780,000	$182,226	(E)	$—	10/18/31	1.404% — Quarterly	SIFMA Municipal Swap index — Quarterly	$(182,226)
	7,000,000	159,110	(E)	—	10/18/26	SIFMA Municipal Swap index — Quarterly	1.182% — Quarterly	159,110
	6,920,000	149,396	(E)	—	10/20/26	SIFMA Municipal Swap index — Quarterly	1.159% — Quarterly	149,396
	2,040,000	183,612	(E)	—	10/21/41	1.559% — Quarterly	SIFMA Municipal Swap index — Quarterly	(183,613)

	Upfront premium received			—		Unrealized appreciation		308,506

	Upfront premium (paid)			—		Unrealized (depreciation)		(365,839)

	Total			$—			Total	$(57,333)
(E)	Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/29/20 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
$1,365,000	$15,386	$—	4/16/20	—	1.02% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	$15,386
Citibank, N.A.
3,475,000	25,917	—	4/28/20	—	0.95% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	25,917
545,000	26,977	—	6/4/20	—	1.86% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	26,976
273,000	13,976	—	5/21/20	—	1.86% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	13,976
Morgan Stanley & Co. International PLC
1,365,000	15,203	—	4/21/20	—	1.02% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	15,203
340,000	16,728	—	5/21/20	—	1.85% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	16,728
340,000	17,406	—	5/21/20	—	1.86% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	17,406

Upfront premium received		—	Unrealized appreciation			131,592

Upfront premium (paid)		—	Unrealized (depreciation)			—

Total		$—			Total	$131,592

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from June 1, 2019 through February 29, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $177,819,900.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 5/31/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 2/29/20
	Short-term investments
	Putnam Short Term Investment Fund*	$—	$12,472,481	$11,739,252	$10,061	$733,229

	Total Short-term investments	$—	$12,472,481	$11,739,252	$10,061	$733,229
	* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $41,828.
(FWC)	Forward commitment, in part or in entirety.
	At the close of the reporting period, the fund maintained liquid assets totaling $3,447,660 to cover the settlement of certain securities.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.15%, 1.52% and 1.46%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	State debt	20.5%
	Transportation	17.4
	Health care	16.4
	Local debt	13.3
	Education	13.1
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Futures contracts: The fund used futures contracts to hedge treasury term structure risk and for yield curve positioning.
	The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
	Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
	For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
	Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge term structure risk and for yield curve positioning.
	An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
	The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
	Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$180,547,080	$—
Short-term investments	733,229	46,830	—

Totals by level	$733,229	$180,593,910	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(23,644)	$—	$—
Interest rate swap contracts	—	(57,333)	—
Total return swap contracts	—	131,592	—

Totals by level	$(23,644)	$74,259	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	2
OTC interest rate swap contracts (notional)	$11,800,000
OTC total return swap contracts (notional)	$2,900,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com